THE ADVISORS’ INNER CIRCLE FUND

Cambiar International Equity Fund

(the “Fund”)

Supplement dated April 18, 2025

to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2025

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

1.	Di Zhou, CFA, FRM, Investment Principal, no longer serves as a member of the international investment team managing the Fund. Accordingly, effective immediately, all references to Ms. Zhou are hereby deleted from the Summary Prospectus, the Prospectus and SAI.

2.	Brian Barish, CFA, President, Chief Investment Officer, now serves as Lead Manager of the Cambiar International Equity Fund. Accordingly, effective immediately, all applicable references to Mr. Barish as “Co-Lead Manager” of the Cambiar International Equity Fund in the Summary Prospectus, the Prospectus and SAI are hereby deleted and replaced with “Lead Manager.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CMB-SK-041-0100